1 Exhibit 99.1 Investor Presentation November 14, 2022 Rob Saltiel President & CEO Kelly Youngblood Executive Vice President & CFO

2 Forward Looking Statements Non-GAAP Disclaimer This presentation contains forward-looking statements within the meaning of Section 27A of the In this presentation, the company is providing certain non-GAAP financial measures. These Securities Act and Section 21E of the Exchange Act. Words such as “will,” “expect,” “look forward,” are not measures of financial performance calculated in accordance with U.S. Generally “guidance,” “targeted”, “goals”, and similar expressions are intended to identify forward-looking Accepted Accounting Principles (GAAP) and should not be considered as alternatives. The statements. Statements about the company’s business, including its strategy, its industry, the following GAAP measures have the following non-GAAP measures presented and derived company’s future profitability, the company’s guidance on its sales, adjusted EBITDA, adjusted net from the respective GAAP measures: income, adjusted diluted EPS, adjusted SG&A, gross profit, gross profit percentage, adjusted gross • net income (adjusted EBITDA) profit, adjusted gross profit percentage, net debt, tax rate, capital expenditures and cash from operations, free cash flow, free cash flow after dividends, growth in the company’s various markets • net income margin (adjusted EBITDA margin) and the company’s expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management’s expectations • gross profit (adjusted gross profit) that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These • gross profit percentage (adjusted gross profit percentage) statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the • net income (adjusted net income) company’s SEC filings that may cause our actual results and performance to be materially different • diluted earnings per share (adjusted diluted EPS) from any future results or performance expressed or implied by these forward-looking statements, including the company’s Current Report on Form 8-K dated November 8, 2022. • selling, general and administrative expense (adjusted SG&A) For a discussion of key risk factors, please see the risk factors disclosed in the company’s SEC filings, • net cash provided by operations (free cash flow and free cash flow after dividends) which are available on the SEC’s website at www.sec.gov and on the company’s website, www.mrcglobal.com. Our filings and other important information are also available on the Investor • long-term debt, net (net debt) Relations page of our website at www.mrcglobal.com. They should be viewed in addition to, and not as a substitute for, analysis of our results Undue reliance should not be placed on the company’s forward-looking statements. Although forward- reported in accordance with GAAP. Management believes that these non-GAAP financial looking statements reflect the company’s good faith beliefs, reliance should not be placed on forward- measures provide investors a view to measures similar to those used in evaluating our looking statements because they involve known and unknown risks, uncertainties and other factors, compliance with certain financial covenants under our credit facilities and provide meaningful which may cause the company’s actual results, performance or achievements or future events to differ comparisons between current and prior year period results. They are also used as a metric to materially from anticipated future results, performance or achievements or future events expressed or determine certain components of performance-based compensation. They are not necessarily implied by such forward-looking statements. The company undertakes no obligation to publicly update indicative of future results of operations that may be obtained by the company. or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law.

3 MRC Global A Compelling Investment Opportunity Leading global distributor of industrial products, services and supply solutions Diversified portfolio with long-term growth drivers in each of the markets we support Rapidly improving top-line and bottom-line financial performance Solid balance sheet with flexibility for future growth Sustainability principles embedded in organizational values and product offering

3Q22 Investor Presentation
MRC Global 4

We are a Leading Global Distributor of Industrial Products, Services & Supply Solutions

Valued Supply Chain Partner to Customers and Suppliers

TTM Revenue by Region


84%
United States
5%
Canada
11%
International


AK
North America
EMEA
APAC
Nisku, AB
Bakersfield, CA
Odessa, TX
Houston, TX
Munster, IN
Pittsburgh, PA
Valve Engineering & Modification Center
Stavanger, NO
Bradford, UK
Rotterdam, NL
Dubai, UAE
Singapore
Perth, WA
Brisbane, QLD

Global Footprint

13	◉	Regional Distribution Centers
26	◉	Valve & Engineering Centers
113	★	Service Centers
	✪	Headquarters
15	→	Countries
~2,700	→	Employees

Current as of September 30, 2022

3Q22 Investor Presentation 5 We Provide Expertise in Industrial Products, Services and Supply Solutions Scalable Capabilities in Projects, Maintenance and Turnarounds across Various End-Market Sectors • Industrial Infrastructure Products: • Flow-control equipment (valves and pipe) including low-emission valves that control pollution • Measurement and instrumentation • Gas meters and polyethylene pipe • Value-added Services: TM • Value actuation, modification and ValidTorque • Complete engineering documentation (CAD drawings) • Testing services (e.g., hydrostatic testing, weld x-rays) • Steam system surveys and audits • On-site product assistance, training and demonstrations • Quality Assurance Program – Approved Manufacturers List Qualification & Supplier Audits – Minimize quality issues and promote customer loyalty • Integrated Supply Solutions – Complete inventory management services including warehouse and logistics solutions, stock replenishment and product rationalization

3Q22 Investor Presentation 6 We Have a Diversified Portfolio with a Stable Customer Base Leaders in Energy Transition Stainless Steel & Alloy Pipe, Fittings & Flanges Upstream General Products Production 5% 21% 8% Valve, Automation, Gas Utilities Measurement & TTM 3Q22 38% Instrumentation 33% REVENUE BY Gas Products TTM 3Q22 END-MARKET REVENUE BY Midstream 11% SECTOR International Pipeline 24% PRODUCT LINE 11% Canada 5% 30% 30% TTM 3Q22 Downstream, Industrial & REVENUE BY Carbon Steel Energy Transition Pipe, Fittings & Flanges GEOGRAPHY United States 84%

3Q22 Investor Presentation
MRC Global 7

End-Market Diversity & Growth Drivers - Gas Utilities

Largest Sector, Independent of Commodity Prices

Growth Drivers

- Multi-year growth expectations from:
  - Continual safety projects, integrity projects and distribution system modernization
  - Emissions reduction programs replacing valves
  - New installations with a strong presence in high growth regions of the U.S.
- 5-year CAGR ~10% - Increasing customer budgets averages 5-7% per annum
- Market penetration by gaining new customers
- Market expansion with existing customers by capturing spend on additional product offerings and in new geographies




38%
of TTM
3Q22
Revenue


CAGR ~9.9%
$844
$1,202
$ millions
2018
2019
2020
2021
TTM 3Q 2022

3Q22 Investor Presentation 8 End-Market Diversity & Growth Drivers - Downstream, Industrial & Energy Transition (DIET) A Diverse Set of Long-Term Opportunities Growth Drivers • Global energy transition projects as carbon reduction targets are prioritized and government stimulus is deployed, including: • Refinery conversions to biofuel feedstocks• Hydroelectric power generation • Hydrogen processing • Offshore wind power generation • Carbon capture and storage• Geothermal power generation • Petrochemical investments led by secular demand for plastics and other chemicals • Expanded project management expertise supporting market penetration in energy transition and chemicals for both brownfield and greenfield projects • Build-out of liquified natural gas (LNG) facilities in the U.S. and regasification terminals in Europe • Increased turnaround and maintenance activity in chemicals and refining 12% Industrial & Energy Transition 30% of TTM 9% Chemicals 3Q22 9% Refining Revenue

3Q22 Investor Presentation 9 End-Market Diversity & Growth Drivers - Upstream Production and Midstream Pipeline Traditional Energy Infrastructure Growth Drivers • Tightening global supply and demand driving increased well completion activity, production and gathering and processing facilities • Need for energy security driving: • Increasing demand for LNG exports from the U.S. to Europe • Increasing European oil and gas production in the North Sea • Market penetration from enhanced product mix tailored to independent and private producers • Activity in the U.S. shifting from private operators to IOCs and large independents, to whom we are levered • Pipeline infrastructure capacity tightening leading to new pipeline projects 32% of TTM 3Q22 Revenue

3Q22 Investor Presentation 10 Rapidly Improving Top-Line and Bottom-Line Performance Double-Digit Growth - Structurally More Efficient with High Operating Leverage ($ millions) Annual Adjusted EBITDA Growth Annual Sales Growth $146 $2,666 $97 $2,560 2020 2021 2022E 5.2% 7.7% Annual Adjusted EBITDA % Margin 7.6% - 7.8% 5.5% 3.8% 2020 2021 2022E 2020 2021 2022E Note: See reconciliation of non-GAAP measures to GAAP measures in the appendix. Reconciling the adjusted EBITDA and EBITDA % margin 2022 targets to annual 2022 outlook regarding the company’s net income is not reasonably possible as the impact from inflation or deflation on indices used to calculate LIFO is not possible to reasonably predict.

3Q22 Investor Presentation 11 Solid Balance Sheet with Flexibility for Future Growth ($ millions) 2 3 Leverage Ratio Liquidity Debt Profile (as of September 30, 2022) 2.3x Cash & Cash Equivalents $ 29 1.7x 3Q 22 $641 Debt (including current portion): 1.3x 1.1x ~ Term Loan B due 2024 3Q 21 $492 $ 296 (net of discount & deferred financing costs) Global ABL Facility 45 due 2026 Total Debt $ 341 3Q 21 2Q 22 3Q22 4Q 22E 1 Net Debt 3Q 22 $ 312M 1. Net debt is total debt less cash. See reconciliation in appendix. 2. Net leverage multiples represent net debt / trailing twelve months adjusted EBITDA. 3. Cash plus excess availability under the Global ABL facility.

3Q22 Investor Presentation 12 An Optimistic View of 2023 - Preliminary Outlook • Outlook based on conversations with customers, our solid and growing backlog, strong growth drivers and business fundamentals: • Revenue up double-digits in 2023 over 2022 • Adjusted Gross Margin target ~21% • EBITDA target to exceed 8% • Operating cash flow target of $100 million or more • Capital allocation priorities: • Reinvest in the business for growth • Reduce leverage • Continual re-evaluation considering opportunities available and market conditions

3Q22 Investor Presentation 13 Sustainability Built into Organizational Values and Product Offering Diversity & Inclusion Environmental • 40% of Board of Directors from Diversity Groups • Pollution control products support customers’ emission reduction targets• 75% of Board leadership positions from Diversity Groups including the Chairman • Scope 1 emissions – reduced 10% in 2021 over 2020 • Global company leadership roles, director level & above • Scope 2 emissions – 44% of electricity consumption from positions - 24% female renewables in 2021, up from 21% in 2020 • U.S. manager & above positions - 21% racially or ethnically • All steel pipe, valves and flanges from recycled steel to diverse varying degrees Social Responsibility ESG Developments • Strong safety culture • Published our 5th ESG report in June 2022 • Safety performance better than BLS peer group averages • First SVP-Sustainability, member of management • Appointed Global Director of Safety Governance • Adopted UN Sustainability Goals. • Executive compensation tied to safety metric S&P’s ESG assessment: Top 15% in the Ecovadis Bronze Medal winner • Board of Directors’ Governance Committee now known Trading Companies and Distributors sector as ESG & Enterprise Risk Committee EUISSCA: Top 20% in the Newsweek named MRC Global one of Distribution/Logistics and Shipping industry America’s Most Responsible Companies Electric Utility Industry Sustainable Supply Chain Alliance

14 MRC Global A Compelling Investment Opportunity Leading global distributor of industrial products, services and supply solutions Diversified portfolio with long-term growth drivers in each of the markets we support Rapidly improving top-line and bottom-line financial performance Solid balance sheet with flexibility for future growth Sustainability principles embedded in organizational values and product offering

15 APPENDIX

3Q22 Investor Presentation 16 APPENDIX ($ millions, except per share data) Annual Financial Performance 1 SALES ADJUSTED GROSS PROFIT & % MARGIN $1,120 $5,933 $1,058 $5,571 $1,009 $5,231 $4,529 $814 $819 $4,172 $719 $683 $3,646 $3,662 $3,041 $537 $568 $504 $2,666 $2,560 19.0% 19.3% 18.9% 18.0% 18.7% 18.7% 19.6% 19.6% 19.7% 20.1% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Y-o-Y Growth (5%) 11% (27%) (30%) 20% 20% (12%) (30%) 7% Y-o-Y Growth (6%) 13% ( 2 4%) (33%) 20% 14% (12%) (30%) 4% 1 1 ADJUSTED EBITDA & % MARGIN ADJUSTED DILUTED EPS $1.87 $1.65 $463 $1.46 $424 $1.10 $386 $0.42 $0.36 $280 $0.27 $0.22 $235 $201 $179 $146 $(0.24) $97 $75 $(0.67) 8.3% 7.4% 7.1% 5.2% 2.5% 4.9% 6.7% 5.5% 3.8% 5.5% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Y-o-Y Growth (17%) 10% (45%) (68%) 139% 56% (28%) (52%) 51% Y-o-Y Growth (22%) 13% (75%) NM NM NM (67%) NM NM 1. See reconciliation of non-GAAP measures to GAAP measures in the appendix

3Q22 Investor Presentation 17 APPENDIX ($ millions) Balance Sheet TOTAL DEBT CAPITAL STRUCTURE December 31, 2021 $1,447 Cash and Cash Equivalents $ 48 $1,245 Total Debt (including current portion): $978 Term Loan B due 2024 $ 297 (net of discount & deferred financing costs) $684 $551 $519 $526 $414 Global ABL Facility due 2026 - $383 $297 Total Debt $ 297 Preferred stock 355 Common stockholders’ equity 323 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 1 Net Leverage : Total Capitalization $ 975 2.6x 2.5x 3.4x 1.9x 4.0x 2.7x 2.3x 2.6x 2.7x 1.7x Liquidity $ 532 2 CASH FLOW FROM OPERATIONS NET WORKING CAPITAL AS % OF SALES 24.9% $690 20.9% 20.4% 20.2% 19.7% 18.9% 19.4% 19.1% 17.5% 15.6% $324 $261 $253 $242 $240 $56 $(11) $(48) $(106) 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 1. Net leverage multiples represent net debt / trailing twelve months adjusted EBITDA. Net debt is total debt less cash. 2. Working capital defined as current assets (excluding cash) – current liabilities. Sales are on trailing twelve months basis.

3Q22 Investor Presentation 18 APPENDIX Adjusted Gross Profit Reconciliation YEAR ENDED DECEMBER 31 ($ millions) 2021 2020 2019 2018 2017 2016 2015 2014 2013 2012 % of % of % of % of % of % of % of % of % of % of Amount Amount Amount Amount Amount Amount Amount Amount Amount Amount Sales Sales Sales Sales Sales Sales Sales Sales Sales Sales Sales $2,666 $2,560 $3,662 $4,172 $3,646 $3,041 $4,529 $5,933 $5,231 $5,571 Gross profit $ 417 15.6% $ 431 16.8% $ 653 17.8% $ 689 16.5% $ 582 16.0% $ 468 15.4% $ 786 17.4% $ 1,018 17.2% $ 955 18.3% $ 1,014 18.2% Depreciation and 19 20 21 23 22 22 21 22 22 19 amortization Amortization of 24 26 42 45 45 47 60 68 52 49 intangibles Increase (decrease) in 77 (19) (2) 62 28 (14) (53) 12 (20) (24) LIFO reserve Inventory charges and - 46 5 - 6 45 - - - - other Adjusted Gross $ 537 20.1% $ 504 19.7% $ 719 19.6% $ 819 19.6% $ 683 18.7% $ 568 18.7% $ 814 18.0% $ 1,120 18.9% $ 1,009 19.3% $ 1,058 19.0% Profit Note: Adjusted gross profit is a non-GAAP measure. For a discussion of the use of adjusted gross profit, see our Current Report on Form 8-K dated November 8, 2022.

3Q22 Investor Presentation
APPENDIX
MRC Global
19

Adjusted EBITDA Reconciliation – Annual Periods

YEAR ENDED DECEMBER 31

($ millions)	2021		2020		2019		2018		2017	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	**$ 2,666**		**$2,560**		**$3,662**		**$4,172**		**$3,646**	
Net (loss) income	**$ (14)**	**(0.5)%**	**$ (274)**	**(10.7%)**	**$ 39**	**1.1%**	**$ 74**	**1.8%**	**$ 50**	**1.4%**
Income tax (benefit) expense	-		(9)		27		21		(43)	
Interest expense	23		28		40		38		31	
Depreciation and amortization	19		20		21		23		22	
Amortization of intangibles	24		26		42		45		45	
Increase (decrease) in LIFO reserve	77		(19)		(2)		62		28	
Equity-based compensation expense	12		12		16		14		16	
Foreign currency losses (gains)	2		2		(1)		(1)		(2)	
Employee separation	1		-		-		--			
Inventory-related charges	-		46		5		-		6	
Facility closures	1		17		-		-		-	
Goodwill & intangible asset impairment	-		242		-		-		-	
Severance & restructuring charges	1		14		9		4		14	
Gain on sale of leaseback	-		(5)		-		-		-	
Recovery of supplier bad debt & Supplier bad debt	-		(2)		5		-		-	
(Gain) loss on early extinguishment of debt	-		(1)		-		-		-	
Write off of debt issuance costs	-		-		-		1		8	
Litigation matter	-		-		-		-		3	
Change in fair value of derivative instruments	-		-		-		(1)		1	
Adjusted EBITDA	**$ 146**	**5.5%**	**$ 97**	**3.8%**	**$ 201**	**5.5%**	**$ 280**	**6.7%**	**$ 179**	**4.9%**

Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of adjusted EBITDA, see our Current Report on Form 8-K dated November 8, 2022.

3Q22 Investor Presentation
APPENDIX
MRC Global 20

Adjusted EBITDA Reconciliation – Annual Periods

YEAR ENDED DECEMBER 31

($ millions)	2016		2015		2014		2013		2012	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	**$3,041**		**$4,529**		**$5,933**		**$5,231**		**$5,571**	
Net (loss) income	**$ (83)**	**(2.7%)**	**$ (331)**	**(7.3%)**	**$ 144**	**2.4%**	**$ 152**	**2.9%**	**$ 118**	**2.1%**
Income tax (benefit) expense	(8)		(11)		82		85		64	
Interest expense	35		48		62		61		113	
Depreciation and amortization	22		21		22		22		19	
Amortization of intangibles	47		60		68		52		49	
(Decrease) increase in LIFO reserve	(14)		(53)		12		(20)		(24)	
Equity-based compensation expense	12		10		9		15		8	
Foreign currency losses (gains)	4		3		3		13		(1)	
Goodwill & intangible asset impairment	-		462		-		-		-	
Inventory-related charges	40		-		-		-		-	
Severance & restructuring charges	20		14		8		1		-	
Loss on early extinguishment of debt	-		-		-		-		114	
Write off of debt issuance costs	1		3		-		-		-	
Litigation matter	-		3		-		-		-	
Change in fair value of derivative instruments	(1)		1		1		(5)		(2)	
Loss on disposition of non-core product line	-		5		10		-		-	
Insurance charge	-		-		-		2		-	
Cancellation of executive employment agreement (cash portion)	-		-		3		-		-	
Expenses associated with refinancing	-		-		-		5		2	
Pension settlement	-		-		-		-		4	
Other expense (income)	-		-		-		3		(1)	
Adjusted EBITDA	**$ 75**	**2.5%**	**$ 235**	**5.2%**	**$ 424**	**7.1%**	**$ 386**	**7.4%**	**$ 463**	**8.3%**

Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of adjusted EBITDA, see our Current Report on Form 8-K dated November 8, 2022.

3Q22 Investor Presentation
APPENDIX
MRC Global 21

Adjusted Net Income (Loss) Reconciliation – Annual Periods

YEAR ENDED DECEMBER 31

($ millions)	2021		2020		2019		2018		2017	
	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share
Net (loss) income attributable to common stockholders	**$ (38)**	**$ (0.46)**	**$ (298)**	**$ (3.63)**	**$ 15**	**$ 0.18**	**$ 50**	**$ 0.54**	**$ 26**	**$ 0.27**
Goodwill and intangible asset impairment, net of tax	-	-	234	2.85	-	-	-	-	-	-
Inventory-related charges, net of tax	-	-	38	0.46	5	0.06	-	-	6	0.06
Severance and restructuring, net of tax	1	0.01	12	0.15	7	0.08	3	0.03	14	0.15
Recovery of supplier bad debt and supplier bad debt, net of tax	-	-	(2)	(0.02)	5	0.06	-	-	-	-
Increase (decrease) in LIFO reserve, net of tax	58	0.71	(15)	(0.18)	(2)	(0.02)	48	0.52	18	0.19
Facility closures, net of tax	1	0.01	15	0.18	-	-	-	-	-	-
Gain on sale leaseback	-	-	(4)	(0.05)	-	-	-	-	-	-
Litigation matter, net of tax	-	-	-	-	-	-	-	-	2	0.02
Write-off of debt issuance costs, net of tax	-	-	-	-	-	-	1	0.01	5	0.05
Income tax adjustment	-	-	-	-	-	-	-	-	(50)	(0.52)
Adjusted net income (loss) attributable to common stockholders	**$ 22**	**$ 0.27**	**$ (20)**	**$ (0.24)**	**$ 30**	**$ 0.36**	**$ 102**	**$ 1.10**	**$ 21**	**$ 0.22**

Note: Adjusted net income is a non-GAAP measure. For a discussion of the use of adjusted net income, see our Current Report on Form 8-K dated November 8, 2022.

3Q22 Investor Presentation
APPENDIX
MRC Global 22

Adjusted Net Income (Loss) Reconciliation – Annual Periods

($ millions)	YEAR ENDED DECEMBER 31 2016		2015		2014		2013		2012	
	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share	Amount	Per Share
Net (loss) income attributable to common stockholders	**$ (107)**	**$ (1.10)**	**$ (344)**	**$ (3.38)**	**$ 144**	**$ 1.40**	**$ 152**	**$ 1.48**	**$ 118**	**$ 1.22**
Goodwill and intangible asset impairment, net of tax	-	-	402	3.94	-	-	-	-	-	-
Inventory-related charges, net of tax	33	0.34	-	-	-	-	-	-	-	-
Severance and restructuring, net of tax	17	0.17	11	0.11	6	0.06	-	-	-	-
(Decrease) increase in LIFO reserve, net of tax	(9)	(0.09)	(33)	(0.32)	8	0.08	(13)	(0.13)	(15)	(0.15)
Loss on early extinguishment of debt, net of tax	-	-	-	-	-	-	-	-	74	0.76
Litigation matter, net of tax	-	-	2	0.02	-	-	-	-	-	-
Write-off of debt issuance costs, net of tax	1	0.01	2	0.02	-	-	-	-	1	0.01
Executive separation expense, net of tax	-	-	-	-	-	-	1	0.01	-	-
Loss on disposition of non-core product lines, net of tax	-	-	3	0.03	8	0.08	-	-	-	-
Insurance charge, net of tax	-	-	-	-	-	-	1	0.01	-	-
Expenses associated with refinancing, net of tax	-	-	-	-	-	-	3	0.03	-	-
Equity-based compensation acceleration, net of tax	-	-	-	-	-	-	3	0.03	-	-
Income tax adjustment	-	-	-	-	-	-	3	0.03	-	-
Cancellation of executive employment agreement, net of tax	-	-	-	-	3	0.03	-	-	-	-
Pension settlement, net of tax	-	-	-	-	-	-	-	-	3	0.03
Adjusted net (loss) income attributable to common stockholders	$ (65)	$ (0.67)	$ 43	$ 0.42	$ 169	$ 1.65	$ 150	$ 1.46	$ 181	$ 1.87

Note: Adjusted net income is a non-GAAP measure. For a discussion of the use of adjusted net income, see our Current Report on Form 8-K dated November 8, 2022.

3Q22 Investor Presentation 23 APPENDIX Net Debt & Leverage Ratio Calculation ($ millions) September 30, 2022 September 30, 2021 Long-term debt, net $ 338 $ 323 Plus: current portion of long-term debt 3 2 Long-term debt $ 341 $ 325 Less: cash 29 47 Net debt $ 312 $ 278 Net debt $ 312 $ 278 Trailing twelve months adjusted EBITDA 242 121 Leverage ratio 1.3 2.3 Note: Net debt and leverage ratio may be non-GAAP measures. For a discussion of the use of net debt, see our Current Report on Form 8-K dated November 8, 2022.